Exhibit 10.5

TERAWULF INC.

May 16, 2022

Kenneth Deane

deane@terawulf.com

Re:	Amendment of Employment Agreement

Dear Kenneth:

This letter agreement (the “Amendment”) amends your employment letter agreement, dated November 4, 2021, with TeraWulf Inc. (the “Employment Agreement”), effective as of the date hereof, as follows:

The first sentence of the section entitled “Position, Authority, Duties and Responsibilities” is deleted and hereby replaced in its entirety as follows:

“During the Term, you will be employed in the position of Chief Accounting Officer and Treasurer of the Company and will have such authority, duties and responsibilities as are customary for such positions.”

You acknowledge and agree that you hereby voluntarily resign from, and relinquish all duties and obligations in connection with, any and all positions you hold as the Chief Financial Officer of the Company, effective as of the date hereof; provided, however, that you shall retain your position as Treasurer of the Company. In connection with such resignation, you further acknowledge and agree that you consent to the change in your position from Chief Financial Officer to Chief Accounting Officer and therefore Good Reason under your Employment Agreement shall not apply in connection with such change.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Employment Agreement. Except as specifically modified by this Amendment, this Amendment shall not constitute a waiver, amendment or modification of any term or condition of the Employment Agreement and the provisions of the Employment Agreement shall remain in full force and effect. On and after the date hereof, each reference in the Employment Agreement to “this Agreement,” “herein,” “hereof,” “hereunder,” or words of similar import shall mean and be a reference to the Employment Agreement as amended by this Amendment.

This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflict of laws principles hereof. This Amendment may be executed and transmitted by PDF or other form of electronic transmission, and any signature on a PDF or other form of electronic transmission shall be considered an original for all purposes and shall be fully enforceable. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

Sincerely,

TERAWULF INC.

By:	/s/ Paul B. Prager
Name: Paul B. Prager
Title: Chief Executive Officer

Accepted and Agreed:

/s/ Kenneth J. Deane
Kenneth J. Deane

[Signature Page to Deane Employment Agreement Amendment]